UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 10, 2011

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K filed on June 9, 2010 (the “Original Filing”). This filing is identical in all respects to the Original Filing, except that Exhibit 99.1 hereto contains the “safe harbor” statement contemplated by the Public Securities Litigation Reform Act of 1995 and a corrective lead-in relating thereto.

Item 2.02     Results of Operation and Financial Condition

On June 9, 2011, the Registrant issued a press release announcing its financial results for the fourth fiscal quarter 2011 and the fiscal year ended March 27, 2011. A copy of the press release is included with this Report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits:

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated June 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated:	June 10, 2011	By: /s/ Richard C. Stockinger
Richard C. Stockinger
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated June 10, 2011.